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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            July 12, 2002
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                              Antares Pharma, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Minnesota                      0-20945                41-1350192
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(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)


      707 Eagleview Boulevard, Suite 414, Exton, PA               19341
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         (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code           610.458.6200
                                                    ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

      On July 12, 2002, Antares Pharma, Inc. (the "Company") and several investors entered into a Securities Purchase Agreement (the "Agreement") for the sale and purchase of up to $2,000,000 aggregate principal amount of the Company's 10% Convertible Debentures. The debentures are convertible into shares of the Company's common stock at a conversion price which is the lower of $2.50 or 75% of the average of the three lowest intraday prices of the Company's common stock, as reported on the Nasdaq SmallCap Market. Within 15 days of the closing, the Company is obligated to file a registration statement with the Securities and Exchange Commission to register the shares issuable upon conversion of the debentures. Under the terms of the Agreement, the Company received $700,000 upon closing of the transaction and will receive an additional $700,000 when it files a registration statement to register the shares issuable upon conversion of the debentures, and an additional $600,000 when such registration statement is declared effective. Additionally, the Company intends to hold a special meeting of its shareholders to approve the issuance of the shares issuable upon conversion of the debentures. On July 15, 2002, the Company issued a press release announcing the completion of the 10% Convertible Debenture transaction, a copy of which is attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

         99.1       Press Release dated July 15, 2002.

         10.29 Securities Purchase Agreement, dated July 12, 2002, between Antares Pharma, Inc. and AJW Partners, LLC; AJW/New Millennium Offshore, Ltd.; Pegasus Capital Partners, LLC; XMark Fund, L.P.; XMark Fund, Ltd.; SDS Merchant Fund, LP; and OTATO Limited Partnership.

         10.30 Registration Rights Agreement, dated July 12, 2002, between Antares Pharma, Inc. and AJW Partners, LLC; AJW/New Millennium Offshore, Ltd.; Pegasus Capital Partners, LLC; XMark Fund, L.P.; XMark Fund, Ltd.; SDS Merchant Fund, LP; and OTATO Limited Partnership.

         10.31 Security Agreement, dated July 12, 2002, between Antares Pharma, Inc. and AJW Partners, LLC; AJW/New Millennium Offshore, Ltd.; Pegasus Capital Partners, LLC; XMark Fund, L.P.; XMark Fund, Ltd.; SDS Merchant Fund, LP; and OTATO Limited Partnership.

         10.32      Form of Secured Convertible Debenture, dated July 12, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTARES PHARMA, INC.



Date:  July 17, 2002                    By   /s/ Roger Harrison
                                             ---------------------------------
                                             Roger Harrison
                                        Its  Chief Executive Officer

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                                  EXHIBIT INDEX

          99.1     Press Release dated July 15, 2002.

          10.29 Securities Purchase Agreement, dated July 12, 2002, between Antares Pharma, Inc. and AJW Partners, LLC; AJW/New Millennium Offshore, Ltd.; Pegasus Capital Partners, LLC; XMark Fund, L.P.; XMark Fund, Ltd.; SDS Merchant Fund, LP; and OTATO Limited Partnership.

          10.30 Registration Rights Agreement, dated July 12, 2002, between Antares Pharma, Inc. and AJW Partners, LLC; AJW/New Millennium Offshore, Ltd.; Pegasus Capital Partners, LLC; XMark Fund, L.P.; XMark Fund, Ltd.; SDS Merchant Fund, LP; and OTATO Limited Partnership.

          10.31 Security Agreement, dated July 12, 2002, between Antares Pharma, Inc. and AJW Partners, LLC; AJW/New Millennium Offshore, Ltd.; Pegasus Capital Partners, LLC; XMark Fund, L.P.; XMark Fund, Ltd.; SDS Merchant Fund, LP; and OTATO Limited Partnership.

          10.32    Form of Secured Convertible Debenture, dated July 12, 2002.